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                                    FORM 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 13, 2004

                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


       NEW JERSEY                    0-19777                  22-3103129
   (State or other                                           (IRS Employer
   jurisdiction of                 (Commission               Identification
    incorporation)                 File Number)                  Number)

                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887
          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.  OTHER EVENTS.

ITEM 8.01.  OTHER EVENTS.

DUSA Pharmaceuticals, Inc. ("DUSA") issued a press release on October 13, 2004 attached to and made part of this report, reporting DUSA's increased third quarter Levulan(R) Kerastick(R) and BLU-U(R) end-user sales.

Except for historical information, this news release contains certain forward-looking statements that involve known and unknown risks and uncertainties, which may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the statements made. These forward-looking statements relate to the expectations for receipt of BLU-U inventory in early Q1, 2005 and for strong sales in Q4, 2004. Such risks and uncertainties include, but are not limited to, changing market and regulatory conditions, limited sales and marketing resources and experience, reliance on third-party manufacturers, the impact of competitive products and pricing, continuing FDA approval and market acceptance of our products, maintenance of DUSA's patent portfolio and other risks identified in our SEC filings from time to time, including those contained in DUSA's Form 10-K for the year ended December 31, 2003.

ITEM 9. FINANCIAL STATEMENTS AND OTHER EXHIBITS.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

[99]  Press Release dated October 13, 2004.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DUSA PHARMACEUTICALS, INC.


Dated: October 13, 2004                   By:   /s/ D. Geoffrey Shulman
                                              --------------------------------
                                              D. Geoffrey Shulman, MD, FRCPC
                                              President and Chief Executive
                                              Officer